Exhibit 99.1

First Wave BioPharma, Inc. Announces Private Placement

BOCA RATON, Fla., July 15, 2022 – First Wave BioPharma, Inc. (NASDAQ:FWBI) (“First Wave BioPharma” or the “Company”), a clinical-stage biopharmaceutical company specializing in the development of targeted, non-systemic therapies for gastrointestinal diseases, today announced that it has entered into a securities purchase agreement with several institutional accredited investors for the issuance and sale of (i) an aggregate of 150 shares of its Series D Convertible Preferred Stock, stated value $1,000 per share, (ii) 150 shares of its Series E Convertible Preferred Stock, stated value $1,000 per share, and (iii) Series D Warrants to purchase up to 2,000,000 shares of its common stock in a private placement for aggregate gross proceeds of approximately $300,000, before deducting placement agent fees and other offering expenses. The shares of Series D Convertible Preferred Stock are convertible into an aggregate of 1,000,000 shares of common stock of the Company and the shares of Series E Convertible Preferred Stock are convertible into an aggregate of 1,000,000 shares of common stock of the Company, in each case, at a conversion price of $0.15 per share. The Series D Warrants have an exercise price of $0.15 per share, are exercisable commencing upon the effectiveness of the Reverse Split described below, and will expire five years from the initial exercise date.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The Company has filed preliminary proxy materials with the Securities and Exchange Commission (the “SEC”) relating to its 2022 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders of the Company will vote on a proposal (the “Proposal”) to effect a reverse split of the Company’s outstanding common stock (the “Reverse Split”). The Series D Convertible Preferred Stock and the Series E Convertible Preferred Stock will have the right to vote together with the common stock on the Proposal. Holders of the Series D Convertible Preferred Stock will have the right to a number of votes on the Proposal equal to the number of shares of common stock into which the Series D Convertible Preferred Stock is convertible based on a price of $0.1997 per share, per Nasdaq voting requirements. Holders of the Series E Convertible Preferred Stock will have the right to 200,000,000 votes per share of Series E Convertible Preferred Stock, provided that, the votes cast by the Series E Convertible Preferred Stock with respect to the Proposal must be cast in the same proportion as the shares of common stock and Series D Convertible Preferred Stock that vote on the Proposal. The shares of the Series D Convertible Preferred Stock and Series E Convertible Preferred Stock are convertible at the option of the holder at any time following the effective date of the Reverse Split. In the Securities Purchase Agreement, the investors have agreed to vote their shares of Series D Convertible Preferred Stock and Series E Convertible Preferred Stock as described above.

The closing of the offering is expected to occur on or about July 15, 2022, subject to the satisfaction of customary closing conditions.

The Company currently intends to use the net proceeds from the offering for working capital and general corporate purposes.

Information relating to the Meeting and the Proposal will be contained in the Company’s definitive proxy materials to be filed with the SEC in connection with the Meeting. The Company is not soliciting proxies for the Meeting at this time. Proxy solicitation for the Meeting will only be made pursuant to a definitive proxy statement and related materials filed by the Company with the SEC with respect to the Meeting.

The securities to be issued in connection with the offering described above are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder and have not been registered under the Act or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About First Wave BioPharma, Inc.

First Wave BioPharma is a clinical-stage biopharmaceutical company specializing in the development of targeted, non-systemic therapies for gastrointestinal (GI) diseases. The Company is currently advancing a therapeutic development pipeline with multiple clinical stage programs built around its two proprietary technologies – the biologic adrulipase, a recombinant lipase enzyme designed to enable the digestion of fats and other nutrients, and niclosamide, an oral small molecule with anti-inflammatory properties. First Wave is advancing two Phase 2 clinical programs built around adrulipase for the treatment of exocrine pancreatic insufficiency (FW-EPI) in patients with cystic fibrosis (CF) and chronic pancreatitis (CP). In developing adrulipase, First Wave is seeking to provide CF and CP patients with a safe and effective therapy to control EPI that is non-animal derived and offers the potential to dramatically reduce their daily pill burden. The company is also advancing multiple programs involving niclosamide, including FW-UP for ulcerative proctitis and ulcerative proctosigmoiditis, FW-UC for ulcerative colitis, and FW-CD for Crohn’s disease. First Wave BioPharma is headquartered in Boca Raton, Florida. For more information visit www.firstwavebio.com.

Forward-Looking Statements

This press release may contain certain statements relating to future results which are forward-looking statements. These forward-looking statements are subject to risks and uncertainties including, among other things, the completion of the private placement, the satisfaction of customary closing conditions related to the private placement and the intended use of proceeds from the private placement. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements, depending on factors including risks and uncertainties related to market conditions whether results obtained in preclinical and nonclinical studies and clinical trials will be indicative of results obtained in future clinical trials; whether preliminary or interim results from a clinical trial will be indicative of the final results of the trial; the size of the potential markets for the Company’s drug candidates and its ability to service those markets; the effects of the First Wave Bio, Inc. acquisition and its announcement on the Company’s business, operating results and financial prospects; the integration of the First Wave Bio, Inc. business with the Company’s own business; and the Company’s current and future capital requirements and its ability to raise additional funds to satisfy its capital needs. Additional information concerning the Company and its business, including a discussion of factors that could materially affect the Company’s financial results are contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 under the heading “Risk Factors,” as well as the Company’s subsequent filings with the Securities and Exchange Commission. All forward-looking statements included in this press release are made only as of the date of this press release, and we do not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which we hereafter become aware.

For more information:

First Wave BioPharma, Inc.

777 Yamato Road, Suite 502

Boca Raton, FL 33431

Phone: (561) 589-7020

info@firstwavebio.com

Media contact:

Tiberend Strategic Advisors, Inc.

David Schemelia

(609) 468-9325

dschemelia@tiberend.com